                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 -------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report:  August 25, 1996
                                         ---------------
                       (Date of Earliest Event Reported)



                          CMC SECURITIES CORPORATION II
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             Delaware               33-56778             75-2473215
       (State of Incorporation) (Commission File No.)  (I.R.S. Employer
                                                       Identification No.)


                             2711 North Haskell
                             Suite 900
                             Dallas, Texas                  75204
            ------------------------------------------------------
   (Address of Principal Executive Offices)      (Zip Code)


Registrant's Telephone Number, Including Area Code: (214) 874-2323
                                                    --------------
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                         CMC SECURITIES CORPORATION II

                                    FORM 8-K



                                     INDEX

                                                                    Page
                                                                    ----

  ITEM NUMBER

      Item 5.     Other Events....................................     3

      Item 7.     Financial Statements and Exhibits...............     3

  SIGNATURES......................................................     3
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                             ITEM 5. OTHER EVENTS.
                                     ------------

  Monthly distributions of principal and interest are made with respect to the outstanding Series of CMC Securities Corporation II's REMIC Pass-Through Certificates listed below as of the 25th day of each calendar month (each, a "Distribution Date"). In connection with each Distribution Date for each outstanding Series, the Trustee receives a report (each, a "Collateral Summary and Remittance Report") containing certain information regarding remittances on the collateral underlying the related Certificates. Based on such information, the Trustee is required to prepare and mail to each Certificateholder of each outstanding Series on each Distribution Date a statement to certificateholders (each, a "Statement to Certificateholders") setting forth certain information regarding the Certificates of such Series as of such Distribution Date. Relevant information contained in the Collateral Summary and Remittance Report and Statement to Certificateholders for the August 25, 1996 Distribution Date for each outstanding Series is summarized and included as exhibits to this filing. Capitalized terms used herein but not otherwise defined have the meanings set forth in the applicable Pooling Agreement.


                                   Distribution of Principal and
     Series Designation                Interest on Series
     ------------------           -------------------------------

         Series 1993-2A                       $776,953.97
         Series 1993-2B                     $2,889,618.00
         Series 1993-2C                     $1,810,427.12
         Series 1993-2D                     $2,415,739.55
         Series 1993-2E                     $2,447,510.32
         Series 1993-2F                     $2,428,916.28
         Series 1993-2G                     $2,535,748.42
         Series 1993-2H                     $3,189,065.83
         Series 1993-2I                     $5,304,943.81
         Series 1995-A                      $5,002,287.41
         Series 1996-A                      $4,064,380.98
         Series 1996-B                      $8,057,988.30

                   ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
                             ------------------

     (c) Exhibits

         Series              Exhibit No.         Description
         ------              -----------         -----------

         All                     28.1            Collateral Summary and
                                                 Remittance Report.
         All                     28.2            Summary of Trustee's Reports
                                                 to Bondholders.

                                   SIGNATURES
                                   ----------

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CMC SECURITIES CORPORATION II


  September 9, 1996             By: /s/ Phillip A. Reinsch
                                   -----------------------------------------
                                    Phillip A. Reinsch - Vice President